Offshore Logistics, Inc.
2000 W. Sam Houston Parkway South
Suite 1700
Houston, TX 77042
Tel: 713-267-7600
Fax: 713-267-7620

News Release

OFFSHORE LOGISTICS SUMMARIZES FINANCIAL RESULTS FOR THE FIRST HALF OF FISCAL YEAR 2006

HOUSTON (Jan. 25, 2006) – Offshore Logistics, Inc. (NYSE: OLG) today summarized its financial results for the first half of fiscal 2006, which were reported in its Form 10-Q filing of Jan. 12, 2006. For the six months ended Sept. 30, 2005, net income was $26.6 million or $1.13 per diluted share on 23.6 million shares, compared to restated net income of $28.2 million or $1.22 per diluted share on 23.1 million shares for the six months ended Sept. 30, 2004. Revenues for the first half of fiscal 2006 totaled $375.3 million versus a restated $331.0 million for the same six-month period of fiscal 2005.

Financial results for the six-month period ended Sept. 30, 2004 were affected by restatements that reflect adjustments to accrue for liabilities and expenses identified in connection with the Company’s internal review, to properly report customer reimbursables as revenues rather than offsetting such amounts against the related expenses, and to properly record expenses for severance benefits and payroll taxes associated with certain foreign subsidiaries. These matters are more fully discussed in the Sept. 30, 2005 Form 10-Q.

William E. Chiles, president and chief executive officer of Offshore Logistics, Inc., said, “During the first half of fiscal 2006, our Company delivered solid performance as we addressed and made substantial progress on a number of difficult legacy issues. We are optimistic, however, that the internal measures we have implemented are allowing us to once again dedicate all of our attention and resources to growing this business and delivering long-term value for our shareholders.”

At Sept. 30, 2005, the Company’s consolidated balance sheet reflected $503.1 million in stockholders’ investment, $94.3 million in cash and cash equivalents and $265.3 million of indebtedness.

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Conference Call Scheduled

Management will conduct a conference call starting at 5:00 p.m. EST (4:00 p.m. CST) on Jan. 25, 2006, to review financial results for the six months ended Sept. 30, 2005. The conference call can be accessed as follows:

Via Webcast:

o Visit Offshore Logistics’ investor relations Web page at http://www.olog.com/page3.php
o Click on the link for “FY2006 Six-Months Conference Call”
o Webcast replay available approximately one hour after the call’s completion, a Webcast replay will be available and will remain available for approximately 30 days

Via Telephone within U.S.:

oToll free (800) 299-9630, passcode: 60119486
oA telephone replay will be available through Jan. 31, 2006 by dialing toll free (888) 286-8010, passcode: 70783999

Via Telephone outside the U.S.:

oDial (617) 786-2904, passcode: 60119486
o A telephone replay will be available through Feb. 8, 2006 by dialing (617) 801-6888, passcode: 70783999

About Offshore Logistics

Offshore Logistics, Inc. is a major provider of helicopter transportation services to the oil and gas industry worldwide. Through its subsidiaries, affiliates and joint ventures, the Company provides transportation services in most oil and gas producing regions including the United States Gulf of Mexico and Alaska, the North Sea, Africa, Mexico, South America, Australia, Russia, Egypt and the Far East. Additionally, the Company is a leading provider of production management services for oil and gas production facilities in the Gulf of Mexico. The Company’s Common Stock is traded on the New York Stock Exchange under the symbol OLG.

Forward-Looking Statements Disclosure

Statements contained in this news release that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on From 10-K for the year ended March 31, 2005 and the Company’s reports on Form 10-Q for the quarters ended June 30, 2005 and September 30, 2005. Offshore Logistics, Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Investor Relations Contact:
Joe Baj
(713) 267-7605

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(financial tables follow)

OFFSHORE LOGISTICS, INC. AND SUBSIDIARIES
SELECTED OPERATING DATA
(In thousands, except percentages)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)
Flight hours (excluding unconsolidated affiliates):
Helicopter Services:
North America	37,454	32,606	73,232	64,424
South and Central America	10,113	11,868	19,629	23,747
Europe	10,263	11,685	19,994	22,442
West Africa	8,904	8,606	17,539	16,403
Southeast Asia	3,005	2,822	5,727	5,509
Other International	1,410	570	2,722	1,156

Total	71,149	68,157	138,843	133,681

Operating revenue:
Helicopter Services:
North America	$61,253	$46,287	$113,701	$91,478
South and Central America	10,315	14,030	20,221	28,090
Europe	67,764	66,138	132,057	125,720
West Africa	28,157	23,581	55,775	45,594
Southeast Africa	14,600	12,487	28,408	24,543
Other International	6,584	4,428	12,598	7,002
Intrasegment eliminations	(9,848)	(7,928)	(18,606)	(16,076)

Total Helicopter Services	178,825	159,023	344,154	306,351
Production Management Services	16,942	14,630	33,911	28,321
Corporate	2,792	1,349	5,591	5,144
Intersegment eliminations	(4,154)	(4,375)	(8,314)	(8,788)

Consolidated total	$194,405	$170,627	$375,342	$331,028

Operating income:
Helicopter Services:
North America	$14,592	$7,430	$24,375	$15,303
South and Central America	226	3,429	661	6,671
Europe	9,999	9,592	15,498	12,821
West Africa	2,076	2,684	4,445	5,041
Southeast Asia	377	963	1,084	2,066
Other International	889	(90)	1,796	(676)

Total Helicopter Services	28,159	24,008	47,859	41,226
Production Management Services	1,238	1,002	2,558	1,767
Gain (loss) on disposal of assets	(1,494)	3,558	(902)	6,156
Corporate	(5,808)	(3,416)	(12,375)	(4,646)

Consolidated total	$22,095	$25,152	$37,140	$44,503

Operating margin:
Helicopter Services:
North America	23.8%	16.1%	21.4%	16.7%
South and Central America	2.2%	24.4%	3.3%	23.7%
Europe	14.8%	14.5%	11.7%	10.2%
West Africa	7.4%	11.4%	8.0%	11.1%
Southeast Asia	2.6%	7.7%	3.8%	8.4%
Other International	13.5%	(2.0)%	14.3%	(9.7)%
Total Helicopter Services	15.7%	15.1%	13.9%	13.5%
Production Management Services	7.3%	6.8%	7.5%	6.2%
Consolidated total	11.4%	14.7%	9.9%	13.4%

OFFSHORE LOGISTICS, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)
Gross revenue:
Operating revenue	$194,405	$170,627	$375,342	$331,028
Operating expense:
Direct cost	143,912	127,765	285,126	249,642
Depreciation and amortization	11,200	10,580	21,507	21,030
General and administrative	15,704	10,688	30,667	22,009
Loss (gain) on disposal of assets	1,494	(3,558)	902	(6,156)

	172,310	145,475	338,202	286,525

Operating income	22,095	25,152	37,140	44,503
Earnings from unconsolidated affiliates, net of losses	373	2,401	419	3,921
Interest income	949	747	1,981	1,183
Interest expense	(3,677)	(3,985)	(7,385)	(7,914)
Other income, net	(769)	473	2,013	561

Income before provision for income taxes
and minority interest	18,971	24,788	34,168	42,254
Provision for income taxes	4,293	7,988	7,469	13,778
Minority interest	(44)	(149)	(94)	(238)

Net income	$14,634	$16,651	$26,605	$28,238

Net income per common share:
Basic	$0.63	$0.73	$1.14	$1.24

Diluted	$0.62	$0.71	$1.13	$1.22

Weighted average shares outstanding:
Basic	23,342	22,933	23,331	22,794

Diluted	23,618	23,325	23,603	23,126

OFFSHORE LOGISTICS, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)

	September 30, 2005	March 31, 2005
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$94,275	$146,440
Accounts receivable	173,893	133,839
Inventories	142,040	140,706
Prepaid expenses and other	10,478	11,459

Total current assets	420,686	432,444
Investments in unconsolidated affiliates	39,462	32,543
Property and equipment - at cost:
Land and buildings	33,211	32,543
Aircraft and equipment	852,144	827,031

	885,355	859,574
Less: accumulated depreciation and amortization	(252,642)	(250,512)

	632,713	609,062
Goodwill	26,819	26,809
Other assets	44,401	44,085

	$1,164,081	$1,149,576

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
Current liabilities:
Accounts payable	$38,211	$35,640
Accrued liabilities	112,243	101,904
Deferred taxes	15,047	17,740
Current maturities of long-term debt	6,497	6,413

Total current liabilities	171,998	161,697
Long-term debt, less current maturities	258,790	255,667
Other liabilities and deferred credits	154,720	164,728
Deferred taxes	71,203	69,977
Minority interest	4,245	4,514
Commitments and contingencies (Note E)
Stockholders' investment:
Common Stock, $.01 par value, authorized 35,000,000 shares;
Outstanding 23,341,508 and 23,314,708 at September 30 and
March 31, respectively (exclusive of 1,281,050 treasury shares)	233	233
Additional paid-in capital	157,744	157,100
Retained earnings	416,320	389,715
Accumulated other comprehensive loss	(71,172)	(54,055)

	503,125	492,993

	$1,164,081	$1,149,576